                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                    Distribution Date: 2/18/2003

Section 5.2 - Supplement                                       Class A            Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00             0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                             1,983,333.33       189,517.44       282,626.26         2,455,477.03
        Deficiency Amounts                                               0.00             0.00                                  0.00
        Additional Interest                                              0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                   215,193,715.35    17,932,707.14    23,056,571.98       256,182,994.46

(iv)    Collections of Finance Charge Receivables               17,704,325.36     1,475,352.02     1,896,900.43        21,076,577.81

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                   Investor Interest         1,400,000,000.00   116,666,000.00   150,000,666.67     1,666,666,666.67
                                   Adjusted Interest         1,400,000,000.00   116,666,000.00   150,000,666.67     1,666,666,666.67

                                               Series
        Floating Investor Percentage               5.24%               84.00%            7.00%            9.00%              100.00%
        Fixed Investor Percentage                  5.24%               84.00%            7.00%            9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                 -------------------
                                   Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                  7,217,121.67       601,423.37       773,266.47         8,591,811.51

(viii)  Investor Charge-Offs                                             0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)     Net Servicing Fee                                        1,166,666.67        97,221.67       125,000.56         1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         1,400,000,000.00   116,666,000.00   150,000,666.67     1,666,666,666.67

(xiv)   LIBOR                                                                                                               1.37000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                         16,537,658.70     1,378,130.35     1,771,899.88        19,687,688.92

(xxii)  Certificate Rate                                             1.50000%         1.72000%         1.99500%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


        By:
                 ----------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                    Distribution Date: 2/18/2003

Section 5.2 - Supplement                                       Class A            Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00            0.00              0.00                0.00

(ii)    Monthly Interest Distributed                              1,585,722.22      150,244.85        235,066.11        1,971,033.18
        Deficiency Amounts                                                0.00            0.00                                  0.00
        Additional Interest                                               0.00            0.00                                  0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                    176,766,266.18   14,730,470.94     18,939,294.03      210,436,031.16

(iv)    Collections of Finance Charge Receivables                14,542,838.69    1,211,899.01      1,558,165.50       17,312,903.20

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                   Investor Interest          1,150,000,000.00   95,833,000.00    123,214,619.00    1,369,047,619.00
                                   Adjusted Interest          1,150,000,000.00   95,833,000.00    123,214,619.00    1,369,047,619.00

                                                Series
        Floating Investor Percentage               4.30%                84.00%           7.00%             9.00%             100.00%
        Fixed Investor Percentage                  4.30%                84.00%           7.00%             9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                  ------------------
                                   Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                   5,928,349.94      494,027.44        635,182.07        7,057,559.45

(viii)  Investor Charge-Offs                                              0.00            0.00              0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00              0.00

(x)     Net Servicing Fee                                           958,333.33       79,860.83        102,678.85        1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          1,150,000,000.00   95,833,000.00    123,214,619.00    1,369,047,619.00

(xiv)   LIBOR                                                                                                               1.37000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          13,584,505.36    1,132,038.18      1,455,486.65       16,172,030.19

(xxii)  Certificate Rate                                              1.46000%        1.66000%          2.02000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


             By:
                 ----------------------------------------
           Name: Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A            Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00            0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                              3,000,000.00      174,711.25        82,683.55         3,257,394.80
        Deficiency Amounts                                                0.00            0.00                                  0.00
        Additional Interest                                               0.00            0.00             0.00                 0.00
        Accrued and Unpaid Interest                                                                                             0.00

(iii)   Collections of Principal Receivables                     92,225,878.01    5,239,966.97     7,336,289.15       104,802,134.13

(iv)    Collections of Finance Charge Receivables                 7,587,568.01      431,100.32       603,568.05         8,622,236.38

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                   Investor Interest            600,000,000.00   34,090,000.00    47,728,182.00       681,818,182.00
                                   Adjusted Interest            600,000,000.00   34,090,000.00    47,728,182.00       681,818,182.00

                                               Series
        Floating Investor Percentage                2.14%               88.00%           5.00%            7.00%              100.00%
        Fixed Investor Percentage                   2.14%               88.00%           5.00%            7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                  ------------------
                                   Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                   3,093,052.14      175,736.91       246,042.93         3,514,831.98

(viii)  Investor Charge-Offs                                              0.00            0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00             0.00

(x)     Net Servicing Fee                                           500,000.00       28,408.33        39,773.49           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.71%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            600,000,000.00   34,090,000.00    47,728,182.00       681,818,182.00

(xiv)   LIBOR                                                                                                               1.37000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                           7,090,664.46      402,691.99       563,794.56         8,057,151.01

(xxii)  Certificate Rate                                              6.00000%        6.15000%         2.02000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


        By:
                 ------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A            Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00           0.00              0.00                 0.00

(ii)    Monthly Interest Distributed                                939,250.00      88,501.23        141,360.28         1,169,111.50
        Deficiency Amounts                                                0.00           0.00                                   0.00
        Additional Interest                                               0.00           0.00                                   0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                     99,911,367.84   8,325,844.85     10,704,891.91       118,942,104.60

(iv)    Collections of Finance Charge Receivables                 8,219,865.35     684,980.35        880,708.29         9,785,553.99

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                   Investor Interest            650,000,000.00  54,166,000.00     69,643,524.00       773,809,524.00
                                   Adjusted Interest            650,000,000.00  54,166,000.00     69,643,524.00       773,809,524.00

                                            Series
        Floating Investor Percentage             2.43%                  84.00%          7.00%             9.00%              100.00%
        Fixed Investor Percentage                2.43%                  84.00%          7.00%             9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                   -----------------
                                   Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                   3,350,806.49     279,230.44        359,018.42         3,989,055.34

(viii)  Investor Charge-Offs                                              0.00           0.00              0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00           0.00              0.00

(x)     Net Servicing Fee                                           541,666.67      45,138.33         58,036.27           644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                    0.00              0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            650,000,000.00  54,166,000.00     69,643,524.00       773,809,524.00

(xiv)   LIBOR                                                                                                               1.37000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                           7,678,198.68     639,842.01        822,672.02         9,140,712.72

(xxii)  Certificate Rate                                              1.53000%       1.73000%          2.22000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A            Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00            0.00             0.00                  0.00

(ii)    Monthly Interest Distributed                             1,083,750.00      103,888.89       187,455.36          1,375,094.25
        Deficiency Amounts                                               0.00            0.00                                   0.00
        Additional Interest                                              0.00            0.00                                   0.00
        Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)   Collections of Principal Receivables                   115,282,347.51    9,606,862.29    12,351,680.11        137,240,889.91

(iv)    Collections of Finance Charge Receivables                9,484,460.02      790,371.67     1,016,192.15         11,291,023.83

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                   Investor Interest           750,000,000.00   62,500,000.00    80,357,143.00        892,857,143.00
                                   Adjusted Interest           750,000,000.00   62,500,000.00    80,357,143.00        892,857,143.00

                                              Series
        Floating Investor Percentage               2.81%               84.00%           7.00%            9.00%               100.00%
        Fixed Investor Percentage                  2.81%               84.00%           7.00%            9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                  ------------------
                                   Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                  3,866,315.18      322,192.93       414,248.06          4,602,756.17

(viii)  Investor Charge-Offs                                             0.00            0.00             0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00             0.00

(x)     Net Servicing Fee                                          625,000.00       52,083.33        66,964.29            744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           750,000,000.00   62,500,000.00    80,357,143.00        892,857,143.00

(xiv)   LIBOR                                                                                                               1.37000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          8,859,460.02      738,288.33       949,227.86         10,546,976.21

(xxii)  Certificate Rate                                             1.53000%        1.76000%         2.57000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                          0.00                                             0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                              4,717,500.00
        Class B Note Interest Requirement                                279,708.54
        Net Class C Note Interest Requirement                            108,268.95                                     5,105,477.49

(iii)   Collections of Principal Receivables                                                                          148,469,829.71

(iv)    Collections of Finance Charge Receivables                                                                      12,214,846.37

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                     965,910,000.00
                                Adjusted Interest                                                                     965,910,000.00


        Floating Investor Percentage                                                                                           3.04%
        Fixed Investor Percentage                                                                                              3.04%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                   -----------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         4,979,349.99

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 804,925.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  11,409,921.37

(xxii)  Note Rate                                 Class A                  6.66000%
                                                  Class B                  6.95000%
                                                  Class C                  2.32000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President



                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,090,833.33
        Class B Note Interest Requirement                                  101,527.78
        Net Class C Note Interest Requirement                              150,159.07                                   1,342,520.18

(iii)   Collections of Principal Receivables                                                                          137,240,867.93

(iv)    Collections of Finance Charge Receivables                                                                      11,291,022.02

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                     892,857,000.00
                                Adjusted Interest                                                                     892,857,000.00


        Floating Investor Percentage                                                                                           2.81%
        Fixed Investor Percentage                                                                                              2.81%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                  ------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         4,602,755.43

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 744,047.50

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  10,546,974.52

(xxii)  Note Rate                                 Class A                    1.54000%
                                                  Class B                    1.72000%
                                                  Class C                    2.10000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,249,500.00
        Class B Note Interest Requirement                                  117,583.33
        Net Class C Note Interest Requirement                              175,638.46                                   1,542,721.79

(iii)   Collections of Principal Receivables                                                                          164,689,133.74

(iv)    Collections of Finance Charge Receivables                                                                      13,549,234.01

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,071,429,000.00
                                Adjusted Interest                                                                   1,071,429,000.00


        Floating Investor Percentage                                                                                           3.37%
        Fixed Investor Percentage                                                                                              3.37%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                  ------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         5,523,309.61

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 892,857.50

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.71%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  12,661,024.20

(xxii)  Note Rate                                 Class A                    1.47000%
                                                  Class B                    1.66000%
                                                  Class C                    2.05000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,062,500.00
        Class B Note Interest Requirement                                  101,527.78
        Net Class C Note Interest Requirement                              147,882.29                                   1,311,910.06

(iii)   Collections of Principal Receivables                                                                          137,240,867.93

(iv)    Collections of Finance Charge Receivables                                                                      11,291,022.02

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                     892,857,000.00
                                Adjusted Interest                                                                     892,857,000.00


        Floating Investor Percentage                                                                                           2.81%
        Fixed Investor Percentage                                                                                              2.81%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                    ----------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         4,602,755.43

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 744,047.50

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  10,546,974.52

(xxii)  Note Rate                                 Class A                    1.50000%
                                                  Class B                    1.72000%
                                                  Class C                    2.07000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                 1,018,243.33
        Class B Note Interest Requirement                                    99,464.17
        Net Class C Note Interest Requirement                               151,621.69                                  1,269,329.19

(iii)   Collections of Principal Receivables                                                                          130,653,327.18

(iv)    Collections of Finance Charge Receivables                                                                      10,749,054.68

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                     850,000,000.00
                                Adjusted Interest                                                                     850,000,000.00


        Floating Investor Percentage                                                                                           2.67%
        Fixed Investor Percentage                                                                                              2.67%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         4,381,823.87

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 708,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  10,040,721.35

(xxii)  Note Rate                                 Class A                     1.51000%
                                                  Class B                     1.77000%
                                                  Class C                     2.22000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                   703,611.11
        Class B Note Interest Requirement                                    68,077.61
        Net Class C Note Interest Requirement                               108,708.67                                    880,397.39

(iii)   Collections of Principal Receivables                                                                           91,493,911.95

(iv)    Collections of Finance Charge Receivables                                                                       7,527,348.01

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                     595,238,000.00
                                Adjusted Interest                                                                     595,238,000.00


        Floating Investor Percentage                                                                                           1.87%
        Fixed Investor Percentage                                                                                              1.87%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                --------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         3,068,503.62

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 496,031.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                   7,031,316.35

(xxii)  Note Rate                                 Class A                     1.49000%
                                                  Class B                     1.73000%
                                                  Class C                     2.27000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                 1,020,000.00
        Class B Note Interest Requirement                                   100,937.50
        Net Class C Note Interest Requirement                               159,266.19                                  1,280,203.69

(iii)   Collections of Principal Receivables                                                                          137,240,867.93

(iv)    Collections of Finance Charge Receivables                                                                      11,291,022.02

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                     892,857,000.00
                                Adjusted Interest                                                                     892,857,000.00


        Floating Investor Percentage                                                                                           2.81%
        Fixed Investor Percentage                                                                                              2.81%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                --------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         4,602,755.43

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 744,047.50

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  10,546,974.52

(xxii)  Note Rate                                 Class A                     1.44000%
                                                  Class B                     1.71000%
                                                  Class C                     2.22000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Distribution allocable to :
        Class A Note Interest Requirement                                 1,185,478.00
        Class B Note Interest Requirement                                   115,694.44
        Net Class C Note Interest Requirement                               182,628.46                                  1,483,800.90

(iii)   Collections of Principal Receivables                                                                          153,709,796.68

(iv)    Collections of Finance Charge Receivables                                                                      12,645,946.69

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,000,000,000.00
                                Adjusted Interest                                                                   1,000,000,000.00


        Floating Investor Percentage                                                                                           3.14%
        Fixed Investor Percentage                                                                                              3.14%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         5,155,086.90

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 833,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  11,812,613.35

(xxii)  Note Rate                                 Class A                     5.50000%
                                                  Class B                     1.75000%
                                                  Class C                     2.27000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,749,300.00
        Class B Note Interest Requirement                                  180,483.33
        Net Class C Note Interest Requirement                              286,692.70                                   2,216,476.03

(iii)   Collections of Principal Receivables                                                                          230,564,695.02

(iv)    Collections of Finance Charge Receivables                                                                      18,968,920.03

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,500,000,000.00
                                Adjusted Interest                                                                   1,500,000,000.00


        Floating Investor Percentage                                                                                           4.72%
        Fixed Investor Percentage                                                                                              4.72%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                --------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         7,732,630.36

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                               1,250,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  17,718,920.03

(xxii)  Note Rate                                 Class A                    1.47000%
                                                  Class B                    1.82000%
                                                  Class C                    2.37000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,428,000.00
        Class B Note Interest Requirement                                  146,766.67
        Net Class C Note Interest Requirement                              239,554.17                                   1,814,320.84

(iii)   Collections of Principal Receivables                                                                          184,451,756.01

(iv)    Collections of Finance Charge Receivables                                                                      15,175,136.03

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,200,000,000.00
                                Adjusted Interest                                                                   1,200,000,000.00


        Floating Investor Percentage                                                                                           3.77%
        Fixed Investor Percentage                                                                                              3.77%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         6,186,104.29

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                               1,000,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  14,175,136.03

(xxii)  Note Rate                                 Class A                    1.50000%
                                                  Class B                    1.85000%
                                                  Class C                    2.47000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,166,200.00
        Class B Note Interest Requirement                                  116,355.56
        Net Class C Note Interest Requirement                              189,428.46                                   1,471,984.02

(iii)   Collections of Principal Receivables                                                                          153,709,796.68

(iv)    Collections of Finance Charge Receivables                                                                      12,645,946.69

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,000,000,000.00
                                Adjusted Interest                                                                   1,000,000,000.00


        Floating Investor Percentage                                                                                           3.14%
        Fixed Investor Percentage                                                                                              3.14%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                --------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         5,155,086.90

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 833,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  11,812,613.35

(xxii)  Note Rate                                 Class A                    1.47000%
                                                  Class B                    1.76000%
                                                  Class C                    2.35000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                 1,577,146.67
        Class B Note Interest Requirement                                   157,344.44
        Net Class C Note Interest Requirement                               255,679.86                                  1,990,170.97

(iii)   Collections of Principal Receivables                                                                          215,193,715.35

(iv)    Collections of Finance Charge Receivables                                                                      17,704,325.36

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,400,000,000.00
                                Adjusted Interest                                                                   1,400,000,000.00


        Floating Investor Percentage                                                                                           4.40%
        Fixed Investor Percentage                                                                                              4.40%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         7,217,121.67

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                               1,166,666.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  16,537,658.70

(xxii)  Note Rate                                 Class A                     1.42000%
                                                  Class B                     1.70000%
                                                  Class C                     2.27000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,832,600.00
        Class B Note Interest Requirement                                  180,483.33
        Net Class C Note Interest Requirement                              290,517.70                                   2,303,601.03

(iii)   Collections of Principal Receivables                                                                          230,564,695.02

(iv)    Collections of Finance Charge Receivables                                                                      18,968,920.03

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,500,000,000.00
                                Adjusted Interest                                                                   1,500,000,000.00


        Floating Investor Percentage                                                                                           4.72%
        Fixed Investor Percentage                                                                                              4.72%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                --------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         7,732,630.36

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                               1,250,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  17,718,920.03

(xxii)  Note Rate                                 Class A                    1.54000%
                                                  Class B                    1.82000%
                                                  Class C                    2.40000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                 1,689,800.00
        Class B Note Interest Requirement                                   166,600.00
        Net Class C Note Interest Requirement                               266,292.70                                  2,122,692.70

(iii)   Collections of Principal Receivables                                                                          230,564,695.02

(iv)    Collections of Finance Charge Receivables                                                                      18,968,920.03

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,500,000,000.00
                                Adjusted Interest                                                                   1,500,000,000.00


        Floating Investor Percentage                                                                                           4.72%
        Fixed Investor Percentage                                                                                              4.72%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         7,732,630.36

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                               1,250,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  17,718,920.03

(xxii)  Note Rate                                 Class A                     1.42000%
                                                  Class B                     1.68000%
                                                  Class C                     2.21000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                 1,166,200.00
        Class B Note Interest Requirement                                   114,372.22
        Net Class C Note Interest Requirement                               186,878.46                                  1,467,450.68

(iii)   Collections of Principal Receivables                                                                          153,709,796.68

(iv)    Collections of Finance Charge Receivables                                                                      12,645,946.69

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,000,000,000.00
                                Adjusted Interest                                                                   1,000,000,000.00


        Floating Investor Percentage                                                                                           3.14%
        Fixed Investor Percentage                                                                                              3.14%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                  ------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         5,155,086.90

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 833,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  11,812,613.35

(xxii)  Note Rate                                 Class A                     1.47000%
                                                  Class B                     1.73000%
                                                  Class C                     2.32000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                1,247,913.33
        Class B Note Interest Requirement                                  125,082.22
        Net Class C Note Interest Requirement                              214,916.32                                   1,587,911.88

(iii)   Collections of Principal Receivables                                                                          169,080,776.34

(iv)    Collections of Finance Charge Receivables                                                                      13,910,541.36

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,100,000,000.00
                                Adjusted Interest                                                                   1,100,000,000.00


        Floating Investor Percentage                                                                                           3.46%
        Fixed Investor Percentage                                                                                              3.46%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         5,670,595.59

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 916,666.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  12,993,874.69

(xxii)  Note Rate                                 Class A                    1.43000%
                                                  Class B                    1.72000%
                                                  Class C                    2.42000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                           0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                  886,550.00
        Class B Note Interest Requirement                                   89,250.00
        Net Class C Note Interest Requirement                              159,280.04                                   1,135,080.04

(iii)   Collections of Principal Receivables                                                                          115,282,347.51

(iv)    Collections of Finance Charge Receivables                                                                       9,484,460.02

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                     750,000,000.00
                                Adjusted Interest                                                                     750,000,000.00


        Floating Investor Percentage                                                                                           2.36%
        Fixed Investor Percentage                                                                                              2.36%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.42%
                 30 to 59 days                                                                                                 1.42%
                 60 to 89 days                                                                                                 1.05%
                 90 or more days                                                                                               2.11%
                                                                                                                 -------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         3,866,315.18

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 625,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                   8,859,460.02

(xxii)  Note Rate                                 Class A                    1.49000%
                                                  Class B                    1.80000%
                                                  Class C                    2.62000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                    Distribution Date: 2/18/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                             0.00                                          0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                 1,247,913.33
        Class B Note Interest Requirement                                   126,536.67
        Net Class C Note Interest Requirement                               219,587.04                                  1,594,037.04

(iii)   Collections of Principal Receivables                                                                          169,080,776.34

(iv)    Collections of Finance Charge Receivables                                                                      13,910,541.36

(v)     Aggregate Amount of Principal Receivables                                                                  31,805,653,205.52

                                Investor Interest                                                                   1,100,000,000.00
                                Adjusted Interest                                                                   1,100,000,000.00


        Floating Investor Percentage                                                                                           3.46%
        Fixed Investor Percentage                                                                                              3.46%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.42%
                  30 to 59 days                                                                                                1.42%
                  60 to 89 days                                                                                                1.05%
                  90 or more days                                                                                              2.11%
                                                                                                                --------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                                                                         5,670,595.59

(viii)  Investor Charge-Offs                                                                                                    0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                         0.00

(x)     Net Servicing Fee                                                                                                 916,666.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.70%

(xii)   Reallocated Monthly Principal                                                                                           0.00

(xiii)  Accumulation Shortfall                                                                                                  0.00

(xiv)   Principal Funding Investment Proceeds                                                                                   0.00

(xv)    Principal Funding Investment Shortfall                                                                                  0.00

(xvi)   Available Investor Finance Charge Collections                                                                  12,993,874.69

(xxii)  Note Rate                                 Class A                     1.43000%
                                                  Class B                     1.74000%
                                                  Class C                     2.47000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

        By:
                  ------------------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President